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                                                                   Exhibit 10.5

                             STOCKHOLDERS AGREEMENT

     This Stockholders Agreement (this "Agreement") dated April 9, 1998 is by and among Quicksilver Resources Inc., a Delaware corporation (the "Company"), Mercury Exploration Company, a Texas corporation ("Mercury"), Quicksilver Energy, L.C., a Michigan limited liability company ("QELC"), Frank Darden, Thomas F. Darden, Glenn M. Darden, Anne Darden Self, Jeff Cook, Jack L. Thurber, Trust Company of the West, a California trust company, in its capacity described on the signature pages hereto ("TCW"), Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI") and Mercury Production Company, a Texas corporation ("MPC").

     WHEREAS, certain of the parties hereto and Michigan Gas Partners, Limited Partnership ("MGP") have entered into an Agreement and Plan of Reorganization and Merger dated as of March 31, 1998 (the "Merger Agreement"), pursuant to which MGP would be merged with and into the Company and certain assets of Mercury and QELC would be transferred to the Company; and

     WHEREAS, as a result of the transactions contemplated by the Merger Agreement, Mercury, QELC, Frank Darden, Thomas F. Darden, Glenn M. Darden, Anne Darden Self, Jeff Cook, Jack L. Thurber, TCW and JEDI (collectively, the "Stockholders" and each, a "Stockholder") will receive the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), set forth on EXHIBIT A hereto and will be the only holders of the capital stock of the Company; and

     WHEREAS, the Company and the Stockholders desire to set forth their agreement with respect to certain matters relating to the transfer, voting and issuance of Common Stock and the management of the Company; and

     WHEREAS, the execution and delivery of this Agreement is a condition to the obligations of the parties to consummate the transactions contemplated by the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   STANDSTILL.

          (a) Each Stockholder other than TCW covenants and agrees that, until the Termination Date (as defined below), such Stockholder will not sell, assign, donate, transfer, devise, deliver, pledge, hypothecate, encumber or otherwise dispose of any shares of Common Stock or New Securities (as defined in Section 6 below) or any interest therein ("Transfer"; and the act of so doing, a "Transfer") except for Permitted Transfers (as defined in
Section 6 below). Following the Termination Date, and in the case of TCW prior to and following the Termination Date, no Stockholder shall Transfer any shares of Common Stock except in accordance with Section 2 and, if applicable to such Stockholder, Section 3 hereof.

          (b) As used in this Agreement, "Termination Date" means (i) if on the first anniversary of the date of this Agreement the Common Stock is not Publicly Traded (as defined

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below), the first anniversary of the date of this Agreement, or (ii) if on the first anniversary of the date of this Agreement the Common Stock or New Securities are Publicly Traded, the earlier of (A) the first anniversary of the date on which the Common Stock or New Securities become, or are exchanged for or converted into New Securities that are, Publicly Traded or (B) the date on which Mercury makes the Transfer Election (as defined in the Stock Transfer Agreement dated as of the date hereof between Mercury and JEDI (the "Stock Transfer Agreement")); provided, however, that, with respect to a Transfer by JEDI, "Termination Date" means the earlier of the Termination Date determined as provided above and the date on which TCW makes a Transfer that results in TCW's having Transferred, other than in Permitted Transfers, a number of shares of Common Stock or New Securities that is more than 25% of the shares of Common Stock owned by TCW as of the date hereof as shown on EXHIBIT A hereto or the New Securities into which or for which such shares of Common Stock are converted or exchanged (in each case as adjusted for stock splits, combinations or dividends). As used in this Agreement, "Publicly Traded" means listed for trading on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market.

     2. RIGHT OF FIRST REFUSAL. Each Stockholder agrees that, from and after the Termination Date and until such time as the Common Stock or New Securities are Publicly Traded (the "Expiration Date"), except for Permitted Transfers, such Stockholder will not Transfer any shares of Common Stock without first providing the Company and the persons who are Stockholders on the date of this Agreement and on the date of any Transfer Notice (as defined below) and their Permitted Transferees (the "Initial Stockholders") the right to purchase the shares of Common Stock to be Transferred in accordance with the following provisions:

          (a) If a Stockholder (a "Transferring Stockholder") desires to Transfer, other than in a Permitted Transfer, shares of Common Stock, the Transferring Stockholder shall deliver to the Company and each Initial Stockholder a written notice (a "Transfer Notice"), which shall specify the proposed transferee, the number of shares of Common Stock to be Transferred (the "Subject Shares"), the proposed consideration to be paid therefor (the "Proposed Sale Price") and the proposed closing date for the Transfer (the "Proposed Closing Date") which shall not be less than thirty days nor more than ninety days after the date of delivery of the Transfer Notice.

          (b) The Company shall have the right, for a period of ten days following its receipt of a Transfer Notice to elect to acquire all, but not less than all, of the Subject Shares at a cash price equal to the Proposed Sale Price or, if the Proposed Sale Price consists of noncash consideration, for substantially identical consideration. The Company may exercise the foregoing right by delivering to the Transferring Stockholder, within ten days after receipt of the Transfer Notice, written notice (an "Acceptance Notice") of its intention to purchase the Subject Shares. If the Transferring Stockholder is not TCW, JEDI or one of their Permitted Transferees, the Company may exercise the foregoing right only with the prior written consent of TCW and JEDI. The closing


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of any acquisition of Subject Shares by the Company shall be consummated on the Proposed Closing Date at the principal offices of the Company (unless otherwise mutually agreed), at which time the purchase price (in the form of a wire transfer to an account designated by the Transferring Stockholder or, if other than cash, in a form acceptable to the Transferring Stockholder) shall be delivered to the Transferring Stockholder or its representative and the Transferring Stockholder shall deliver to the Company certificates representing the Subject Shares, duly endorsed for transfer or accompanied by duly executed stock powers.

          (c) If the Company does not elect to acquire the Subject Shares by delivering an Acceptance Notice within ten days after receipt of the Transfer Notice, the Initial Stockholders shall have the right, for a period of twenty days following the expiration of the ten day period during which the Company was entitled to elect to acquire the Subject Shares, to elect to acquire all, but not less than all, of the Subject Shares at a cash price equal to the Proposed Sale Price or, if the Proposed Sale Price consists of noncash consideration, for substantially identical consideration. Each Initial Stockholder may exercise the foregoing right by delivering to the Transferring Stockholder, within twenty days after the expiration of the ten day period during which the Company was entitled to elect to acquire the Subject Shares, written notice (a "Stockholder Acceptance Notice") of its intention to purchase Subject Shares. If more than one Initial Stockholder timely delivers a Stockholder Acceptance Notice, each such Initial Stockholder shall be entitled and obligated to acquire, against payment of the portion of the Proposed Sale Price attributable thereto, a number of Subject Shares (rounded to the nearest whole number of Subject Shares) equal to the product of (A) the total number of Subject Shares and (B) a fraction, the numerator of which is the number of shares of Common Stock held by such Initial Stockholder and the denominator of which is the number of shares of Common Stock held by all of the Initial Stockholders that have timely delivered a Stockholder Acceptance Notice. The closing of any acquisition of Subject Shares by the Initial Stockholders shall be consummated on the Proposed Closing Date at the principal offices of the Company (unless otherwise mutually agreed), at which time the purchase price (in the form of one or more wire transfers to an account designated by the Transferring Stockholder or, if other than cash, in a form acceptable to the Transferring Stockholder) shall be delivered to the Transferring Stockholder or its representative and the Transferring Stockholder shall deliver to the appropriate Initial Stockholders certificates representing the Subject Shares, duly endorsed for transfer or accompanied by duly executed stock powers.

          (d) If the neither the Company nor any Initial Stockholder elects to acquire the Subject Shares within the applicable time periods, the Transferring Stockholder shall be free to consummate the proposed Transfer on the terms set forth in the Transfer Notice, provided the proposed Transfer of the Subject Shares on the terms set forth in the Transfer Notice is consummated within ninety days after the date of receipt of the Transfer Notice, and further provided that the transferee agrees in writing to be bound by the terms of this Agreement by executing an Adoption


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Agreement in the form of EXHIBIT B hereto (an "Adoption Agreement"), whereupon such transferee shall be deemed a "Stockholder" and shall have all of the rights and obligations of a Stockholder under this Agreement and any shares of Common Stock held by such transferee shall be subject to the provisions hereof.

          (e) From and after the Expiration Date and until such time, with respect to each Darden Stockholder (as defined in Section 3(a) below), as such Darden Stockholder shall have Transferred, other than in Permitted Transfers, the number of shares of Common Stock owned by such Darden Stockholder on the date hereof as shown in EXHIBIT A, or the number of shares of New Securities into which such shares of Common Stock have been converted or for which such shares of Common Stock have been exchanged (in each case as adjusted to account for stock splits, combinations or dividends), no Darden Stockholder shall make any Transfer, other than a Permitted Transfer, without first providing JEDI (provided that JEDI and its Permitted Transferees continue to own beneficially at least 5% of the issued and outstanding shares of Common Stock or New Securities, excluding shares hereafter acquired from stockholders other than JEDI and its Permitted Transferees or in the public market) and TCW (provided that TCW and its Permitted Transferees continue to own beneficially at least 5% of the issued and outstanding shares of Common Stock or New Securities, excluding shares hereafter acquired from stockholders other than TCW and its Permitted Transferees or in the public market) the right to purchase the shares of Common Stock or New Securities to be Transferred in accordance with the following provisions

               (1) If a Darden Stockholder desires to Transfer, other than in a Permitted Transfer, shares of Common Stock or New Securities, such Darden Stockholder shall provided each of JEDI and TCW with a Transfer Notice in accordance with paragraph (a) above, except that in the case of a proposed Transfer in a "brokers' transaction" (as such term is defined in Rule 144(f) under the Securities Act of 1933, as amended), the Proposed Sale Price shall be the average of the high and low sale prices of the Common Stock or New Securities on the principal market on which such securities are traded on the date of the Transfer Notice.

               (2) JEDI and TCW shall have the right, for a period of twenty days following receipt of the Transfer Notice, to elect to acquire all, but not less than all, of the shares to be Transferred by the Darden Stockholder at a cash price equal to the Proposed Sale Price or, if the Proposed Sale Price consists of noncash consideration, for substantially identical consideration. JEDI and TCW may exercise the foregoing right by delivering to the Darden Stockholder making the proposed transfer, within twenty days after receipt of the Transfer Notice, written notice (a "JEDI/TCW Acceptance Notice") of its intention to purchase the shares proposed to be Transferred by the Darden Stockholder. If both JEDI and TCW deliver a JEDI/TCW Acceptance Notice, each of JEDI and TCW shall be entitled and


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     obligated to acquire, against payment of the portion of the Proposed
     Sale Price attributable thereto, a number of the shares proposed to be transferred by the Darden Stockholder (rounded to the nearest whole number of shares) equal to the product of (A) the total number of shares proposed to be Transferred by the Darden Stockholder and (B) a fraction, the numerator of which is the number of shares of Common Stock or New Securities held by JEDI and TCW, as the case may be, and their Permitted Transferees and the denominator of which is the number of shares of Common Stock or New Securities held by all of JEDI, TCW and their Permitted Transferees. The closing of any acquisition of shares by JEDI or TCW shall be consummated on the Proposed Closing Date at the principal offices of the Company (unless otherwise mutually agreed), at which time the purchase price (in the form of one or more wire transfers to an account designated by the Darden Stockholder making the proposed Transfer, or, if other than cash, in a form acceptable to the such Darden Stockholder) shall be delivered to such Darden Stockholder or its representative and such Darden Stockholder shall deliver to the JEDI and/or TCW, as the case may be, certificates representing the shares to be Transferred, duly endorsed for transfer or accompanied by duly executed stock powers, free and clear of all encumbrances other than this Agreement.

               (3) If the neither JEDI nor TCW elects to acquire the shares proposed to be Transferred by the Darden Stockholder within the applicable time period, the Darden Stockholder shall be free to consummate the proposed Transfer on the terms set forth in the Transfer Notice, provided the proposed Transfer on the terms set forth in the Transfer Notice is consummated within ninety days after the date of receipt of the Transfer Notice.

     3.   TAG ALONG RIGHTS; LIMITATION ON TRANSFERS BY CERTAIN STOCKHOLDERS.

          (a)  Each of Mercury, QELC, Frank Darden, Thomas F. Darden, Glenn
M. Darden and Anne Darden Self (collectively, the "Darden Stockholders," and each, a "Darden Stockholder") agrees that, from and after the Termination Date and until JEDI, TCW and their Permitted Transferees no longer own any shares of Common Stock or New Securities, such Darden Stockholder will not Transfer any shares of Common Stock except for Permitted Transfers without first providing JEDI and TCW the right to join in such transfer in accordance with the following provisions:

               (1) If a Darden Stockholder desires to Transfer, other than in a Permitted Transfer, shares of Common Stock or New Securities (a "Proposed Transfer"), the Darden Stockholder shall cause the proposed transferee (the "Proposed Transferee") to make a written offer (the "Offer") to each of JEDI and TCW to purchase, on the same terms offered to the Darden Stockholder, from each of JEDI and TCW a number of shares of Common Stock or New Securities (rounded to the nearest whole number of shares) (the "Offered


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     Shares") equal to the product of (A) a fraction the numerator of which is the number of shares of Common Stock or New Securities held by JEDI (in the case of the Offer to JEDI) or the number of shares of Common Stock or New Securities held by TCW (in the case of the Offer to TCW) and the denominator of which is the total number of shares of Common Stock issued pursuant to the Merger Agreement or New Securities issued upon conversion of or in exchange for such shares of Common Stock (in each case as adjusted to take into account stock splits, dividends or combinations) and (B) the total number of shares of Common Stock or New Securities to be purchased from the Darden Stockholder in the Proposed Transfer. The Offer shall specify the total number of shares of Common Stock or New Securities to be purchased from the Darden Stockholder, the per share consideration to be paid and the other terms of the Proposed Transfer, including the closing date for the Proposed Transfer, which shall not be less than twenty days nor more than ninety days after the date the Offer is received by JEDI and TCW.

               (2) Each of JEDI and TCW shall have the right, for a period of twenty days following its receipt of an Offer, to elect to accept the Offer with respect to the all or a portion of the Offered Shares by delivering to the Proposed Transferee within twenty days after receipt of the Offer a written acceptance (an "Acceptance") of the Offer, specifying the number of shares to be Transferred by it. The number of shares of Common Stock or New Securities to be Transferred by the Darden Stockholder in the Proposed Transfer shall be reduced by the number of shares of Common Stock or New Securities to be Transferred by JEDI and TCW in the Proposed Transfer. Closing of the Proposed Transfer shall be made on reasonable terms specified in the Offer, which terms shall include only those terms that are customary in transactions similar to the Proposed Transfer. In the event that JEDI or TCW does not deliver an Acceptance within ten days after receipt of an Offer, the Offer shall expire.

          (b) Notwithstanding the foregoing, until the Expiration Date, without the prior written consent of each of JEDI and TCW, except for Permitted Transfers no Darden Stockholder shall Transfer any shares of Common Stock in the event that the Transfer would result in the Darden Stockholders and their Permitted Transferees owning beneficially or of record in the aggregate less than a majority of the outstanding shares of Common Stock, nor shall any Darden Stockholder Transfer any shares of Common Stock in the event that the Transfer would result in such Darden Stockholder and its Permitted Transferees owning beneficially or of record less than a majority of the shares of Common Stock owned by such Darden Stockholder as set forth on EXHIBIT A. Any consent by JEDI and TCW to a Transfer prohibited by this paragraph (b) shall not effect the rights of first refusal or tag along rights of the Company or any Stockholders with respect to such Transfer pursuant to Section 2 or this Section 3. In addition until the rights provided in paragraph (a) above


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no longer apply, no Darden Stockholder shall make any Transfer, other than a
Permitted Transfer, for consideration other than cash or Publicly Traded securities.

          (c) Each of Mercury, MPC, Frank Darden, Thomas F. Darden, Glenn M. Darden and Anne Darden Self agrees that (except for transfers that would constitute Permitted Transfers if made by such person with respect to Common Stock to transferees who agree in writing to be bound by the provisions of this paragraph (b)), until the Expiration Date, such person will not Transfer any shares of the capital stock of Mercury or MPC held by it or any membership interests in QELC held by it. Each of Mercury, MPC and QELC agrees that it will not issue any shares of its capital stock or membership interests, as the case may be, or any rights, warrants, options or other securities that are convertible into or exchangeable for shares of its capital stock or membership interests or enter into any contract, agreement, commitment, understanding or arrangement of any kind relating to the issuance of its capital stock or membership interests. Each of the Darden Stockholders hereby represents and warrants to the other Stockholders that the issued and outstanding capital stock of Mercury and MPC as of the date hereof and the issued and outstanding membership interests of QELC are as set forth in EXHIBIT C hereto and there are no outstanding rights, warrants, options, or other securities that are convertible into or exchangeable for shares of capital stock of Mercury or MPC or membership interests of QELC, and no outstanding contracts, agreements, commitments, understandings or arrangements of any kind relating to the issuance of the capital stock of Mercury or MPC or membership interests of QELC.

          (d) No Transfer of Common Stock shall be made under this Section 3 unless the Proposed Transferee agrees in writing to be bound by the terms of this Agreement by executing an Adoption Agreement, whereupon such Proposed Transferee shall be deemed a "Stockholder" and shall have all of the rights and obligations of a Stockholder under this Agreement and any shares of Common Stock held by such Proposed Transferee shall be subject to the provisions hereof.

     4.   PREEMPTIVE RIGHTS.

          (a) From and after the date of this Agreement and until the Expiration Date, each of JEDI and TCW shall have the right (which may be exercised in whole or in part) to purchase its proportionate share of any additional Common Stock issued by the Company, at the same Price (as defined herein) and on the same terms as the Common Stock to be sold by the Company. The number of shares of Common Stock JEDI or TCW shall have a right to acquire pursuant to this Section 4 shall be based upon the proportion of the total outstanding shares of Common Stock which is owned by JEDI or TCW. The Company shall notify JEDI and TCW in writing (an "Issuance Notice") at least 20 days prior to the issuance of any Common Stock. Each Issuance Notice shall set forth the number of shares of Common Stock proposed to be issued and sold, the Price to be paid for such Common Stock and the proposed date of issuance (the "Issuance Date"). Each of JEDI and


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TCW shall notify the Company prior to the Issuance Date if it elects to exercise its right to purchase Common Stock and, if it makes such an election, shall make payment in cash for the Common Stock by certified check or wire transfer on or prior to the later of the Issuance Date or the actual date of issuance. Upon receipt of such payment by the Company, JEDI or TCW, as the case may be shall be deemed for all purposes to be the owner of such shares of Common Stock, and the Company shall cause certificates representing such Common Stock to be issued to JEDI or TCW on such date of issuance. The Company may sell Common Stock described in an Issuance Notice, during a period not to exceed 30 days after the Issuance Date. Thereafter, any issuance by the Company must again be preceded by an offer to JEDI and TCW hereunder.

          (b) As used herein, the "Price" at which Common Stock is to be issued by the Company shall be (i) in the case of cash consideration paid for such Common Stock, the amount of such cash consideration and (ii) in the case of noncash consideration, the fair market value of such consideration, as determined in good faith by the Board of Directors of the Company.

     5.   BOARD REPRESENTATION.

          (a) The Company, subject to its fiduciary duties under applicable state law and each of the Stockholders agree and acknowledge that each of JEDI (until it and its Permitted Transferees no longer own any shares of Common Stock or New Securities) and TCW (until it and its Permitted Transferees no longer own any shares of Common Stock or New Securities) shall have the right, exercisable at any time and acting alone, to elect one or more members of the Board of Directors of the Company as determined below. The Stockholders shall at all times cause the number of directors constituting the whole Board of Directors to be no greater than five plus the number of directors elected pursuant to this Section 5. The number of directors that each of JEDI and TCW shall be entitled to elect shall be that number of directors that represents a percentage of the entire board of directors that is as close as possible to the percentage of outstanding shares of Common Stock held by JEDI or TCW, as the case may be, but in no case less than one. Any director elected by JEDI pursuant to this Section 5 may be removed only by JEDI, and any vacancy resulting from the resignation, removal or death of any director elected by JEDI may be filled only by JEDI, and neither the Company nor any Stockholder other than JEDI shall take any action to remove any such director or fill any such vacancy. Any director elected by TCW pursuant to this Section 5 may be removed only by TCW, and any vacancy resulting from the resignation, removal or death of any director elected by TCW may be filled only by TCW, and neither the Company nor any Stockholder other than TCW shall take any action to remove any such director or fill any such vacancy.

          (b) In order to facilitate the rights of JEDI set forth in paragraph (a) of this Section 5, each of the Stockholders other than JEDI hereby grants to JEDI its proxy, which (being coupled with an interest) shall be irrevocable, to take any of the following actions, either by written consent


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or at a meeting of the Company's stockholders: (i) to amend the Bylaws of the
Company to increase the maximum authorized number of directors if necessary to allow JEDI to elect the number of directors that it is entitled to elect pursuant to this Section 5; (ii) to increase the number of directors constituting the entire Board of Directors to allow JEDI to elect the number of directors that it is entitled to elect pursuant to this Section 5 and to elect directors to fill the vacancies created by such increase; (iii) to remove a director elected by JEDI pursuant to clause (ii) or (iv); and (iv) to fill any vacancy on the Board of Directors resulting from the removal, resignation or death of a director elected by JEDI pursuant to clause (ii) or this clause (iv). The proxy granted hereby shall terminate upon the termination of JEDI's right to elect directors pursuant to paragraph (a) of this Section 5.

          (c) In order to facilitate the rights of TCW set forth in paragraph (a) of this Section 5, each of the Stockholders other than TCW hereby grants to TCW its proxy, which (being coupled with an interest) shall be irrevocable, to take any of the following actions, either by written consent or at a meeting of the Company's stockholders: (i) to amend the Bylaws of the Company to increase the maximum authorized number of directors if necessary to allow TCW to elect the number of directors that it is entitled to elect pursuant to this Section 5; (ii) to increase the number of directors constituting the entire Board of Directors to allow TCW to elect the number of directors that it is entitled to elect pursuant to this Section 5 and to elect directors to fill the vacancies created by such increase;
(iii) to remove a director elected by TCW pursuant to clause (ii) or (iv); and (iv) to fill any vacancy on the Board of Directors resulting from the removal, resignation or death of a director elected by TCW pursuant to clause
(ii) or this clause (iv). The proxy granted hereby shall terminate upon the termination of TCW's right to elect directors pursuant to paragraph (a) of this Section 5.

          (d) The Company and each Stockholder hereby agrees that each of JEDI and TCW shall be entitled to (a) receive prior notice of any action proposed to be taken by the Board of Directors of the Company (or any committee thereof), (b) receive such notices as required to be given to directors of the Company of any meeting of the Board of Directors of the Company (or any committee thereof), (c) in lieu of its right to elect one or more members of the Board of Directors of the Company provided above) designate no more than two persons to attend any meeting of the Board of Directors of the Company, as observers, (d) receive, promptly upon completion, all written management reports and written management accounts relating to the Company, to the extent such reports and accounts are provided to the Board of Directors of the Company (or any committee thereof)

     6.   PERMITTED TRANSFERS; RIGHT TO PURCHASE.

          (a) As used in this Agreement, "Permitted Transfer" shall mean, in the case of an individual Stockholder, any Transfer (i) by will or the laws of descent and distribution or

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otherwise by operation of law or judicial decree or (ii) to (A) such
Stockholder's spouse or (B) any trust solely for the benefit of the Stockholder, the Stockholder's spouse, or their descendants, provided in the case of an individual Stockholder who is a Darden Stockholder that the trustee of such trust is acceptable to JEDI and TCW. In the case of a Stockholder that is not an individual, "Permitted Transfer" shall mean a Transfer (i) by operation of law or judicial decree or (ii) except in the case of Mercury, QELC and any Permitted Transferee of a Darden Stockholder, to any entity directly or indirectly controlling or controlled by or under direct or indirect common control with such Stockholder. For the purposes of this definition, "control," when used with respect to any entity means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. "Permitted Transfer" shall also mean (i) with respect to any Stockholder, a Transfer of shares of Common Stock in exchange for equity securities of the Company or any other entity (any shares belonging to the same class or series as such equity securities are referred to herein as "New Securities") in connection with the merger or consolidation of the Company with or into another entity, provided that the New Securities are Publicly Traded, (ii) with respect to JEDI, a Transfer to Mercury pursuant to the Stock Transfer Agreement, (iii) with respect to TCW, any Transfer pursuant to the Put/Call Agreement (as defined in the Merger Agreement) or any Transfer to any party for which TCW shall beneficially hold any shares of Common Stock (a "beneficial owner") or any successor custodian, sub-custodian, investment manager, fiduciary or party holding a similar capacity with respect to such beneficial owner, and (iv) with respect to QELC, a Transfer to its members. Notwithstanding the foregoing, no Transfer (other than a Transfer of Common Stock in exchange for New Securities in connection with the merger or consolidation of the Company with or into another entity) shall constitute a Permitted Transfer unless the transferee (a "Permitted Transferee") agrees in writing to be bound by the terms of this Agreement by executing an Adoption Agreement, whereupon such Proposed Transferee shall be deemed a "Stockholder" and shall have all of the rights and obligations of a Stockholder under this Agreement and any shares of Common Stock held by such Proposed Transferee shall be subject to the provisions hereof. In addition, a Permitted Transferee of a Darden Stockholder, JEDI or TCW shall succeed to all of the rights and obligations of the Stockholder making the Transfer to such Permitted Transferee.

          (b) Immediately following any Permitted Transfer that is made by will or the laws of descent and distribution (other than a Transfer to the Stockholder's spouse, parents, siblings or lineal descendants or a trust solely for their benefit) or otherwise by operation of law or judicial decree (a "Special Permitted Transfer"), the Company and the Initial Stockholders shall have the opportunity to purchase the shares of Common Stock Transferred in the Special Permitted Transfer (the "Transferred Shares") in accordance with the following provisions:

             (1) Within thirty days after the date of the Special Permitted Transfer, the Company shall obtain, at its expense, an appraisal of the Transferred Shares from an independent appraiser that is reasonably satisfactory to the Permitted Transferee that received the Transferred Shares in the Special Permitted Transfer (the "Special Permitted Transferee"). The appraised value of the Transferred Shares resulting from such appraisal is referred to herein as the "Appraised Value."

               (2) The Company shall have the right, for a period of ten days following the date the Appraised Value is determined, to elect to acquire from the Special Permitted Transferee all, but not less than all, of the Transferred Shares at a cash price equal to the Appraised Value. The Company may exercise the foregoing right by delivering to the Special Permitted Transferee, within ten days after the date the Appraised Value is determined, a written notice (a "Purchase Notice") of its intention to purchase the Transferred Shares. The Company may exercise the foregoing right only with the prior written consent of TCW and JEDI. The closing of any acquisition of Transferred Shares by the Company shall be consummated on the fifth day after the date the Purchase Notice is received by the Special Permitted Transferee at the principal offices of the Company (unless otherwise mutually agreed), at which time the purchase price (in the form of a wire transfer to an account designated by the Special Permitted Transferee) shall be delivered to the Special Permitted Transferee or its representative and the Special Permitted Transferee shall deliver to the Company certificates representing the Transferred Shares, duly endorsed for transfer or accompanied by duly executed stock powers.

               (3) If the Company does not elect to acquire the Transferred Shares by delivering a Purchase Notice within ten days after the date the Appraised Value is determined, the Initial Stockholders shall have the right, for a period of twenty days following the expiration of the twenty day period during which the Company was entitled to elect to acquire the Transferred Shares, to elect to acquire all, but not less than all, of the Transferred Shares at a cash price equal to the Appraised Value. Each Initial Stockholder may exercise the foregoing right by delivering to the Special Permitted Transferee, within ten days after the expiration of the ten day period during which the Company was entitled to elect to acquire the Transferred Shares, written notice (a "Stockholder Purchase Notice") of its intention to purchase Transferred Shares. If more than one Initial Stockholder timely delivers a Stockholder Purchase Notice, each such Initial Stockholder shall be entitled and obligated to acquire, against payment of the portion of the Appraised Value attributable thereto, a number of Transferred Shares (rounded to the nearest whole number of Transferred Shares) equal to the product of (A) the total number of Transferred Shares and (B) a fraction, the numerator of which is the number of shares of Common Stock held by such Initial Stockholder and the denominator of which is the number of shares of Common Stock held by all of the Initial Stockholders that have timely delivered a Stockholder Purchase Notice. The closing of any acquisition of Transferred Shares by the Initial Stockholders shall be consummated on the fifth day after the last day on which a Stockholder Purchase Notice may timely be delivered at the principal offices of the Company (unless otherwise mutually agreed), at which time the purchase price (in the form of one or more wire transfers to an account designated by the Special Permitted Transferee) shall be delivered to the Special Permitted Transferee or its representative and the Special Permitted Transferee shall deliver to the appropriate Initial Stockholders certificates representing the Transferred Shares, duly endorsed for transfer or accompanied by duly executed stock powers.

          (c) Notwithstanding anything herein to the contrary, this Agreement shall not apply (i) to any Transfer by Mercury to its employees of options to purchase shares of common stock, par value $.01 per share, of MSR Exploration Ltd. ("MSR Common Stock") from Mercury pursuant to the Mercury Exploration Company 1998 Non-Qualified Stock Option Plan, as such plan is in effect as of the date hereof, or to the Transfer by Mercury of shares of MSR Common Stock pursuant to the exercise of such options, provided that the total number of shares of MSR Common Stock issuable upon the exercise of such options does not exceed 2,000,000 shares (adjusted for stock splits, dividends or combinations or similar recapitalizations), of MSR Common Stock,
(ii) to any Transfer to NationsBank of Texas, N.A., as Agent ("NationsBank") pursuant to a pledge of stock under the Credit Agreement dated April 9, 1998 between the Company and NationsBank (such pledged stock being hereinafter referred to as "Pledged Stock"), or (iii) to any Pledged Stock Transferred by NationsBank pursuant to foreclosure, retention in lieu of foreclosure or a Transfer in lieu of foreclosure (a "foreclosure event") pursuant to a pledge under such Credit Agreement, in each case unless such stock is acquired by an Initial Stockholder or its Permitted Transferees; provided that the provisions of clauses (ii) and (iii) of this sentence shall terminate upon consummation of any merger or similar business combination involving the Company and MSR Exploration Ltd. Subject to the foregoing proviso, it is the intent of the parties hereto that, following a foreclosure event, neither the Pledged Stock subject to the foreclosure event nor the owner of such Pledged Stock (other than an Initial Stockholder) will be subject to this Agreement in any respect.

     7. LEGEND ON CERTIFICATES; STOP TRANSFER ORDERS. The parties hereto agree to the placement on certificates representing shares of Common Stock and any New Securities of a legend indicating that such securities may not be Transferred except in accordance with this Agreement and to the entry of a stop transfer order with the transfer agent for such securities against the transfer of such securities except in accordance with this Agreement.

     8. CERTAIN COVENANTS OF THE COMPANY AND THE STOCKHOLDERS. The Company hereby covenants and agrees with JEDI and TCW as follows, and each of the Stockholders agrees to vote its shares of Common Stock or New Securities to cause the Company not to breach such covenants and agreements and any covenants and agreements of the Company contained in any of the Basic Documents (as defined in the Merger Agreement), until (i) with respect to paragraphs (i) and (j), the Expiration Date and (ii) with respect to all paragraphs other than (i) and (j), until JEDI, TCW and their Permitted Transferees no longer own any shares of Common Stock or New Securities.

          (a) The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory); PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to JEDI or TCW.

          (b) The Company shall comply with all applicable federal, state and local laws, rules and regulations, including, without limitation, Environmental Laws (as defined in the Merger Agreement), except where failure to comply will not have a Material Adverse Effect (as defined in the Merger Agreement) on the Company.

          (c) The Company will cause all properties (except as to properties not operated by it, as to which the Company shall use commercially reasonably efforts) owned by it or used or held for use in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this paragraph shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to JEDI or TCW.

          (d) The Company shall not materially change any method of accounting employed in the preparation of its financial statements from the methods employed in the preparation of the audited consolidated financial statements of Mercury and MGP for the year ended December 31, 1997, unless required to conform to generally accepted accounting principles and recommended by the Company's independent auditors or approved in writing by JEDI and TCW, which approval will not be unreasonably withheld or delayed.

          (e) Each of JEDI and TCW shall be entitled at any reasonable time to inspect any and all of the properties, books and records of the Company at the expense of the Company up to $5,000 per year for each of JEDI and TCW.

          (f) The Company will not engage in any sale of any of its assets unless such asset sale is for not less than the fair market value of the assets sold (as determined in good faith by the Board of Directors of the Company).

          (g) The Company will not, directly or indirectly, enter into any transaction or series of related transactions involving aggregate consideration equal to or greater than $60,000 (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate (as defined in Rule 405 under the Securities Act of 1933) of the Company unless (a) such transaction is on terms that are no less favorable to the Company than those that could have been obtained in a transaction between the Company and unaffiliated party in an arm's-length transaction and (b) such transaction is approved by a majority of the disinterested members of the Board of Directors or if there are no such members, then by a majority of the shares of the Common Stock held by disinterested stockholders.

          (h) The Company shall provide to JEDI and TCW as promptly as practicable, but in no event later than 50 days after the end of each fiscal quarter, unaudited consolidated balance sheets as of the end of such fiscal quarter, and the related statements of income and cash flows for such quarter and as promptly as practicable, but in no event later than 90 days after the close of each fiscal year, audited consolidated balance sheets of the Company as of the end of such fiscal year and the related audited statements of income and cash flows for such year; all such financial statements shall be prepared in conformity with generally accepted accounting principles, and all such audited financial statements shall be audited by a national accounting firm that is among those firms commonly referred to as the "Big Six" . The Company shall within 60 days after the close of each fiscal year provide to JEDI and TCW a reserve report dated as of January 1 of the succeeding year covering all of Oil and Gas Properties (as defined in the Merger Agreement) of the Company as of such date, which report shall be prepared in accordance with the guidelines of S.P.E.E. and S.P.E. by an independent engineering firm acceptable to JEDI and TCW. Monthly, by the 5th day of the month, the Company shall furnish to JEDI and TCW a report showing the gross production of Hydrocarbons (as defined in the Merger Agreement) from each well, the gross production of Hydrocarbons attributable to the Company, the quantity of Hydrocarbons sold for the account of or taken in kind by the Company, the current status of any gas imbalances affecting the Company, the cumulative amount of Hydrocarbons remaining to be delivered therefrom, the number of wells operated, wells drilled and wells abandoned and lease operating expenses on a per well basis. Such reports shall contain (i) estimates for the immediately preceding month and (ii) year-to-date information based on actual production and actual costs and expense data. Prior to the end of each fiscal year, the Company shall provide to each of JEDI and TCW a budget on a monthly basis for the coming fiscal year. From time to time the Company shall provide to JEDI and TCW such other information concerning the business, affairs and operations of the Company as JEDI or TCW may reasonably request.

          (i) Without the prior written consent of JEDI and TCW, the Company shall not (1) amend, alter or repeal any provision of its Certificate of Incorporation or Bylaws; (2) authorize, create or issue, increase the authorized amount of, or redeem, purchase or otherwise acquire any shares of capital stock; (3) merge or consolidate with or into any other corporation or other entity or sell of all or substantially all of the Company's assets; (4) engage in any reorganization, restructuring, recapitalization or other similar transaction that requires the approval of the stockholders of the Company; (5) incur Indebtedness (as defined in the Merger Agreement) in an amount that would cause the Company's ratio of Indebtedness to stockholders' equity determined in accordance with generally accepted accounting principles and shown on the Company's balance sheet as of the end of the Company's most recently completed fiscal quarter to be greater than 0.7:1; (6) acquire, in one transaction or series of related transactions, any assets for consideration in excess of $1,000,000; (7) dissolve, liquidate or wind-up;
(8) sell or transfer assets representing 10% or more of the total assets of the Company as reflected on the most recent balance sheet delivered pursuant to paragraph (h) above, or prior to the delivery of the first such balance sheet, based on values used in determining the numbers of shares to be issued under the Merger Agreement; or (9) expand the nature of the business conducted by the Company beyond that conducted by the Company as of the date of this Agreement.

          (j) The Company shall use its reasonable best efforts, subject to the rights of JEDI and TCW pursuant to paragraph (i) above, to engage as soon as practicable in a transaction that results in the Common Stock becoming Publicly Traded or being exchanged for or converted into New Securities that are Publicly Traded and to cause the shares of Common Stock or New Securities held by JEDI and TCW to be registered and freely tradable, without limitation as to volume or manner of sale, following the consummation of such transaction.

          (k) For so long as JEDI or TCW or its respective Affiliates own any shares of Common Stock, neither the Company nor any of its subsidiaries will enter into any agreement that would purport to impose restrictions or limitations on the business, operations or assets of JEDI or TCW or its respective Affiliates by virtue of JEDI's or TCW's or its respective Affiliates' ownership in the Company, including, without limitation, any "area of mutual interest" agreement or similar agreement that would have the effect of binding JEDI or TCW or any of their respective Affiliates or properties. For purposes of this paragraph (k), the term "Affiliate," when used to refer to Affiliates of JEDI or TCW, shall exclude the Company and its Affiliates.

          (l) As soon as practicable following the exercise by JEDI or TCW of its right pursuant to Section 5 to elect one or more members of the Board of Directors of the Company, the Company shall obtain customary directors' and officers' liability insurance for the benefit of its directors and officers.

     9.   MISCELLANEOUS.

          (a) This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. Notwithstanding the foregoing, the rights and obligations of the parties hereunder shall not be assignable, except that the rights and obligations hereunder shall be assigned to any transferee of shares of Common Stock or New Securities that executes an Adoption Agreement.

          (b) Any controversy, dispute or claim arising out of or relating to this Agreement or any of the other documents contemplated hereby or the transactions contemplated hereby or thereby (a "Dispute") shall be resolved by arbitration administered by the American Arbitration Association (the "AAA") in accordance with the terms of this paragraph (c), the Commercial Arbitration Rules of the AAA, and, to the maximum extent applicable, the United Stated Arbitration Act. Judgment on any matter rendered by arbitrators may be entered in any court having jurisdiction. Any arbitration shall be conducted before three arbitrators. The arbitrators shall be individuals knowledgeable in the subject matter of the Dispute. Each party shall select one arbitrator and the two arbitrators so selected shall select the third arbitrator. If the third arbitrator is not selected within 15 days after the request for an arbitration, then any party may request the AAA to select the third arbitrator. The arbitrators may engage engineers, accountants or other consultants they deem necessary to render a conclusion in the arbitration proceeding. To the maximum extent practicable, an arbitration proceeding hereunder shall be concluded within 45 days of the filing of the Dispute with the AAA. Arbitration proceedings shall be conducted in Houston, Texas. Arbitrators shall be empowered to impose sanctions and to take such other actions as the arbitrators deem necessary to the same extent a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. At the conclusion of any arbitration proceeding, the arbitrators shall make specific written findings of fact and conclusions of law. The arbitrators shall have the power to award recovery of all costs and fees to the prevailing party. All fees of the arbitrators and any engineer, accountant or other consultant engaged by the arbitrators, shall be shared equally unless otherwise awarded by the arbitrators.

          (c) Each of the parties hereto acknowledges and agrees that the other parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter or with any arbitrators pursuant to paragraph (b) above in addition to any other remedy to which it may be entitled, at law or in equity, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

          (d) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          (e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (f) The laws of the State of Texas shall govern this Agreement without regard to principles of conflict of laws.

          (g) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

          (h) This Agreement, together with the Merger Agreement and the other Basic Documents (as defined in the Merger Agreement), is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement, the Merger Agreement and the other Basic Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

          (i) This Agreement may be amended only by means of a written amendment signed by all of the parties hereto.

          (j) All notices provided for hereunder shall be given by telecopy (confirmed by overnight delivery), air courier guaranteeing overnight delivery or personal delivery at the following addresses:

     If to the Company:

          Quicksilver Resources Inc.
          1619 Pennsylvania Avenue
          Fort Worth, Texas 76104
          Attention: Glenn Darden
          Telecopier: (817) 332-1883

     If to Mercury:

          Mercury Exploration Company
          1619 Pennsylvania Avenue
          Fort Worth, Texas 76104
          Attention: Glenn Darden
          Telecopier: (817) 332-1883

     If to Frank Darden, Thomas F. Darden, Glenn M. Darden, Anne Darden Self, Jack L. Thurber or Jeff Cook, to such individual in care of:

          Mercury Exploration Company
          1619 Pennsylvania Avenue
          Fort Worth, Texas 76104
          Attention: Glenn Darden
          Telecopier: (817) 332-1883


     If to TCW:

          Trust Company of the West
          865 South Figueroa Street
          Los Angeles, California  90017
          Attention:  Arthur R. Carlson
          Telecopier:  (213) 244-0604

               and

          TCW Asset Management Company
          2175 First Interstate Bank Plaza
          1000 Louisiana
          Houston, Texas  77002
          Attention:  George R. Hutchinson
          Telecopier:  (713) 615-7460

               with copies to:

          Milbank, Tweed, Hadley & McCloy
          601 South Figueroa Street, 30th Floor
          Los Angeles, California  90017
          Attention:  David A. Lamb
          Telecopier:  (213) 629-5063

     If to JEDI:

          Joint Energy Development Investments Limited Partnership c/o Enron Capital Management Limited Partnership
          1400 Smith Street
          Houston, Texas  77002
          Attention:  Jeremy M. Blachman
          Telecopier:  (713) 646-8174

               with copies to:

          Enron Capital & Trade Resources
          Corp. Legal Department
          1400 Smith Street
          Houston, Texas  77002
          Attention:  Carol St. Clair and Gareth S. Bahlmann
          Telecopier: (713) 646-3393

          Enron Capital & Trade Resources
          Compliance Department
          1400 Smith Street
          Houston, Texas  77002
          Attention:  Donna W. Lowry
          Telecopier:  (713) 646-4039 or (713) 646-4946
or to such other address as any such party may designate by notice in the manner provided above. All such notices shall be deemed to have been delivered and received at the time delivered by hand, if personally delivered, when receipt acknowledged, if telecopied, and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                   QUICKSILVER RESOURCES INC.


                                   By: /s/ Glenn Darden
                                       --------------------------
                                   Name: Glenn Darden
                                         ------------------------
                                   Title: Vice President
                                          -----------------------

                                   MERCURY EXPLORATION COMPANY


                                   By: /s/ Glenn Darden
                                       --------------------------
                                   Name: Glenn Darden
                                         ------------------------
                                   Title: Vice President
                                          -----------------------

                                   MERCURY PRODUCTION COMPANY


                                   By: /s/ Glenn Darden
                                       --------------------------
                                   Name: Glenn Darden
                                         ------------------------
                                   Title: Vice President
                                          -----------------------


                                   /s/ Frank Darden
                                   ------------------------------
                                   Frank Darden


                                   /s/ Thomas F. Darden
                                   ------------------------------
                                   Thomas F. Darden


                                   /s/ Glenn M. Darden
                                   ------------------------------
                                   Glenn M. Darden


                                   /s/ Anne Darden Self
                                   ------------------------------
                                   Anne Darden Self

                                   /s/ Jeff Cook
                                   ------------------------------
                                   Jeff Cook


                                   /s/ Jack L. Thurber
                                   ------------------------------
                                   Jack L. Thurber

                                   TRUST COMPANY OF THE WEST, a
                                   California trust company, as Sub-Custodian for Mellon Bank for the benefit of Account No. CPFF 869-3062

                                   By: TCW ASSET MANAGEMENT COMPANY, a
                                   California corporation, as Investment Manager under that certain Agreement dated as of
                                   June 13, 1994, between TCW Asset Management
                                   Company and Morgan Stanley Group, Inc.


                                   By: /s/ George R. Hutchinson
                                       --------------------------
                                   Name: George R. Hutchinson
                                         ------------------------
                                   Title: Managing Director
                                          -----------------------


                                   By: /s/ Marc A. MacAluso
                                       --------------------------
                                   Name: Marc A. MacAluso
                                         ------------------------
                                   Title: Senior Vice President
                                          -----------------------

                                   JOINT ENERGY DEVELOPMENT
                                   INVESTMENTS LIMITED PARTNERSHIP

                                   By:  Enron Capital Management Limited
                                        Partnership, its general partner

                                   By:  Enron Capital Corp.,
                                        its general partner


                                   By: /s/ Jesse E. Neyman
                                       -----------------------------
                                   Name: Jesse E. Neyman
                                         ---------------------------
                                   Title: Agent and Attorney-in-Fact
                                          --------------------------

                          QUICKSILVER RESOURCES, INC.
                                SPOUSAL CONSENT


     The undersigned spouse of Anne Darden executes this Consent to acknowledge his or her joining the Stockholders Agreement dated as of April 9, 1998 by and between Quicksilver Resources Inc., a Delaware corporation (the "Company"), and the persons identified therein as "Stockholders" with respect to her community property interest, if any, in the shares of common stock, par value $.01 per share, of the Company held by ____________________.

WITNESS:                            SPOUSE:

 /s/  Anthony C. Wells               /s/  Robert L. Self
-----------------------------       -----------------------------------
Name: Anthony C. Wells              Name: Robert L. Self
     ------------------------            ------------------------------
Date:                               Date:
     ------------------------            ------------------------------

                          QUICKSILVER RESOURCES, INC.
                                SPOUSAL CONSENT


     The undersigned spouse of ____________________ executes this Consent to acknowledge his or her joining the Stockholders Agreement dated as of April 9, 1998 by and between Quicksilver Resources Inc., a Delaware corporation (the "Company"), and the persons identified therein as "Stockholders" with respect to her community property interest, if any, in the shares of common stock, par value $.01 per share, of the Company held by ____________________.

WITNESS:                            SPOUSE:

                                    /s/   Kimberly H. Darden
-----------------------------       -----------------------------------
Name:                               Name: Kimberly H. Darden
     ------------------------            ------------------------------
Date:                               Date:
     ------------------------            ------------------------------

                          QUICKSILVER RESOURCES, INC.
                                SPOUSAL CONSENT


     The undersigned spouse of Jack L. Thurber executes this Consent to acknowledge his or her joining the Stockholders Agreement dated as of April 9, 1998 by and between Quicksilver Resources Inc., a Delaware corporation (the "Company"), and the persons identified therein as "Stockholders" with respect to her community property interest, if any, in the shares of common stock, par value $.01 per share, of the Company held by ____________________.

WITNESS:                            SPOUSE:

 /s/  William C. New                 /s/  Gwenden Thurber
-----------------------------       -----------------------------------
Name: William C. New                Name: Gwenden Thurber
     ------------------------            ------------------------------
Date: 4/8/98                        Date: 4/8/98
     ------------------------            ------------------------------

                          QUICKSILVER RESOURCES, INC.
                                SPOUSAL CONSENT


     The undersigned spouse of Jeff Cook executes this Consent to acknowledge his or her joining the Stockholders Agreement dated as of April 9, 1998 by and between Quicksilver Resources Inc., a Delaware corporation (the "Company"), and the persons identified therein as "Stockholders" with respect to her community property interest, if any, in the shares of common stock, par value $.01 per share, of the Company held by ____________________.

WITNESS:                            SPOUSE:

 /s/  B. Lea Shultz                 /s/  Debra Cook
-----------------------------       -----------------------------------
Name: B. Lea Shultz                 Name: Debra Cook
     ------------------------            ------------------------------
Date: 4/8/98                        Date: 4/8/98
     ------------------------            ------------------------------

                          QUICKSILVER RESOURCES, INC.
                                SPOUSAL CONSENT


     The undersigned spouse of Frank Darden executes this Consent to acknowledge his or her joining the Stockholders Agreement dated as of April 9, 1998 by and between Quicksilver Resources Inc., a Delaware corporation (the "Company"), and the persons identified therein as "Stockholders" with respect to her community property interest, if any, in the shares of common stock, par value $.01 per share, of the Company held by ____________________.

WITNESS:                            SPOUSE:

 /s/  Anthony C. Wills               /s/  Lucy Darden
-----------------------------       -----------------------------------
Name: Anthony C. Wills              Name: Lucy Darden
     ------------------------            ------------------------------
Date:                               Date:
     ------------------------            ------------------------------

                                   EXHIBIT B

                               ADOPTION AGREEMENT

     This Adoption Agreement ("Agreement") is executed by the person or entity named as "TRANSFEREE" below pursuant to the terms of the Stockholders Agreement dated as of April 9, 1998 ("Stockholders Agreement"), relating to shares of Common Stock, $.01 per share, of Quicksilver Resources Inc., a Delaware corporation. Initially capitalized terms used but not otherwise defined herein, shall have the meanings ascribed to them in the Stockholders Agreement.

     1. ACKNOWLEDGMENT. Transferee acknowledges that Transferee is acquiring certain shares of Common Stock, or an interest therein, subject to the terms and conditions of the Stockholders Agreement.

     2. AGREEMENT. Transferee (a) agrees that Transferee and the shares acquired by Transferee shall be bound by and subject to the terms of the Stockholders Agreement and (b) adopts the Stockholders Agreement with the same force and effect as if Transferee were a "Stockholder" thereunder.

     3. NOTICE. Any notice required or permitted by the Stockholders' Agreement shall be given to Transferee at the address listed below Transferee's signature.

     4. JOINDER. The spouse of Transferee, if applicable, executes this Agreement to acknowledge that it is fair and in such spouse's best interests and to bind such spouse's community interest, if any, in the shares acquired by Transferee to the terms of the Stockholders Agreement.

     This Agreement is executed by Transferee on___________________________.


TRANSFEREE:                        SPOUSE (if applicable):


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Signature                          Signature


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Print Name                         Print Name


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Address


                                   QUICKSILVER RESOURCES INC.


                                   By:
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                                   Name:
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                                   Title:
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